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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 22, 1998

                              COMSAT Corporation
              (Exact name of Registrant as specified in Charter)


District of Columbia                   1-4929               52-0781863
(State or other                     (Commission       (IRS Employer
jurisdiction of incorporation)      File Number)      Identification Number)

6560 Rock Spring Drive, Bethesda MD 20817
(Address of principal executive offices) (Zip code)

Registrant's telephone number, including area code: (301) 214-3000

Not Applicable
(Former name or former address, if changed since last report).


Item 5.  Other Events
-------  ------------

     On December 22, 1998, the Corporation issued a press release announcing that the Corporation had reached an amicable resolution to a dispute with ICO Global Communications (Holdings) Ltd. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 7.   Financial Statements and Exhibits
--------  ---------------------------------

(c) Exhibits (listed according to the number assigned in Item 601 of Regulation S-K).

Exhibit No.        Description

99.1               Press Release dated December 22, 1998

                                  SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                         COMSAT Corporation


                         By:  /s/ Alan G. Korobov
                            -------------------------------
                            Alan G. Korobov
                            Controller

Date: December 23, 1998
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                                 EXHIBIT INDEX

Exhibit No.        Description

99.1               Press Release dated December 22, 1998